UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Annual Repor t

Legg Mason

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended October 31, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its second estimate for third quarter GDP growth was 2.5%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through October, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 283,000 jobs from June through September. The employment picture then brightened somewhat in October, as 151,000 new jobs were created. However, the unemployment rate held steady and ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of

Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October, yet the inventory of unsold homes was a 10.5 month supply in October at the current sales level, versus a 10.6 month supply in September. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,500 in October 2010, which was 0.9% lower than in October 2009.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown fifteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. However, manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month. In addition, fourteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven and thirteen industries expanded in August and September, respectively.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed in June and July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September and October.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November (after the reporting period ended). Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended October 31, 2010. When the period began, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on October 31, 2010, two-year Treasury yields were 0.34%, the low for the period. Ten-year Treasury yields ended the period at 2.63%, which was higher than their trough of 2.41% that occurred from October 6th through the 8th.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended October 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexv and the Barclays Capital U.S. Aggregate Indexvi returned 7.78% and 8.01%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 26, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Instead of investing directly in particular securities, the Fund may use instruments, such as derivatives, that are intended to provide economic exposure to the securities or issuers. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio and for other purposes. The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds. The Fund may invest in securities of any maturity. However, the Fund normally maintains an effective durationi of three years or less.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended October 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

However, robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period.

The yields on two- and ten-year Treasuries began the fiscal year at 0.90% and 3.41%, respectively. Treasury yields fluctuated during the twelve-month reporting period given changing perceptions regarding the economy, interest rates, inflation and deflation. Yields moved sharply lower toward the end of the fiscal year in anticipation of possible quantitative easing by the Fed. During the fiscal year, two-year Treasury yields moved as high as 1.18% and ended at the period low of 0.34%. In contrast, ten-year Treasuries rose as high as 4.01% and fell as low as 2.41% — ending the fiscal year at 2.63%.

Municipal bonds posted solid returns during the fiscal year. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during much of the reporting period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. In addition, new supply in the tax-exempt market was pared due to increased issuance of Build America Bonds. All told, the Barclays Capital Municipal Bond Indexiii returned 7.78% for the twelve months ended October 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 8.01%.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its underweight exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Fund overview (cont’d)

made several tactical adjustments during the reporting period. We increased the Fund’s exposure to Industrial Revenue and Transportation bonds, as we continued to find them to be attractively valued.

The Fund employed U.S. Treasury futures during the reporting period to manage durationv. This strategy detracted from the Fund’s performance.

Performance review

For the twelve months ended October 31, 2010, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 3.31%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexvi, returned 3.69% over the same time frame. The Lipper Short Municipal Debt Funds Category Average1 returned 2.50% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset Short Duration Municipal Income Fund:
Class A	1.24%	3.31%
Class C	1.25%	2.94%
Class I	1.32%	3.47%
Barclays Capital Three-Year Municipal Bond Index	1.83%	3.69%
Lipper Short Municipal Debt Funds Category Average[1]	1.25%	2.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended October 31, 2010 for Class A, Class C and Class I shares were 1.17%, 0.84% and 1.36%, respectively. The 30-Day SEC Yield is the average annual-

ized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.66%, 1.00% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our yield curvevii positioning. We maintained an overweight exposure to the five-year portion of the curve and an underweight exposure to the two-year portion of the curve. This positioning was beneficial as longer-term rates declined more than their shorter-term counterparts.

Our underweight to Pre-refundedviii securities also enhanced results. These short-term, high-quality securities underperformed the benchmark during the fiscal year, as investors favored longer-term, lower-quality securities in order to generate higher yields in the low interest rate environment.

Our overweight to the Health Care sector also meaningfully contributed to the Fund’s performance. This sector of the municipal market generated very poor results during the 2007/2008 credit crisis. Since that time, Health Care spreads have substantially narrowed. In addition, the lifting of some of the uncertainties surrounding health care reform legislation has supported the sector.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was the Fund’s duration positioning. Throughout the reporting period, the Fund maintained a duration that was shorter than that of the benchmark. This was accomplished through the use of short-term municipal securities. This defensive posture was taken given expectations for rising rates as the Fed sought to reflate the economy. However, this strategy negatively impacted performance as municipal yields moved lower during the fiscal year.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 81 funds for the six-month period and among the 78 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	3

The Fund received a substantial amount of new assets during the fiscal year. We took a cautious approach to putting this money to work in the market, emphasizing higher-quality, liquid assets. We felt this strategy was appropriate as we looked for compelling opportunities for the Fund. However, this was a drag on performance given the solid performance in the municipal market.

Thank you for your investment in Legg Mason Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 16, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total Investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.24%	$1,000.00	$1,012.40	0.67%	$3.40	Class A	5.00%	$1,000.00	$1,021.83	0.67%	$3.41
Class C	1.25	1,000.00	1,012.50	1.03	5.22	Class C	5.00	1,000.00	1,020.01	1.03	5.24
Class I	1.32	1,000.00	1,013.20	0.51	2.59	Class I	5.00	1,000.00	1,022.63	0.51	2.60

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/10	3.31%	2.94%	3.47%
Five Years Ended 10/31/10	3.77	3.40	3.92
Inception* through 10/31/10	2.84	2.47	3.06

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/10	0.93%	2.94%	3.47%
Five Years Ended 10/31/10	3.31	3.40	3.92
Inception* through 10/31/10	2.52	2.47	3.06

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/17/03 through 10/31/10)	23.78%
Class C (Inception date of 3/18/03 through 10/31/10)	20.48
Class I (Inception date of 11/14/03 through 10/31/10)	23.32

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Western Asset Short Duration Municipal Income Fund vs. Barclays Capital Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — March 17, 2003 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, C and I shares are March 17, 2003, March 18, 2003 and November 14, 2003, respectively.

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund at inception on March 17, 2003, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through October 31, 2010. The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	7

Spread duration (unaudited)

Economic exposure — October 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Three Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BC Three Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	9

Schedule of investments

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 82.4%
Alabama — 0.5%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,505,525
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	525,785	(a)
Total Alabama				9,031,310
Alaska — 0.2%
North Slope Boro, AK, GO	5.000%	6/30/12	1,500,000	1,600,725
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,649,505
Total Alaska				3,250,230
Arizona — 1.5%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,606,720
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,917,417
Maricopa County, AZ, IDA, Solid Waste Disposal Revenue, Waste Management Inc. Project	7.000%	12/1/10	2,000,000	2,008,660	(a)(b)
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,494,391
Total Arizona				25,027,188
California — 9.2%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/11	1,290,000	1,309,195
Adventist Health System	5.000%	3/1/12	1,720,000	1,808,150
Adventist Health System	5.000%	3/1/13	2,000,000	2,155,680
Providence Health & Services System	5.000%	10/1/12	1,000,000	1,075,320
Providence Health & Services System	5.250%	10/1/13	500,000	556,385
California Infrastructure & Economic Development Bank Revenue:
J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,190,350	(a)
Pacific Gas & Electric Co.	2.250%	4/2/12	3,500,000	3,533,145	(a)
California State:
Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	7,000,000	8,034,740
Economic Recovery, GO	5.000%	7/1/14	10,000,000	11,143,700	(a)
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,702,007
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,221,440
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	21,816,200
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	750,000	837,592
Carson Ice Generation Project	5.000%	7/1/16	1,000,000	1,123,870
Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, AMBAC	5.000%	8/1/11	2,500,000	2,544,975
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,159,312
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,313,720	(a)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	4.000%	7/1/11	750,000	764,332
Procter & Gamble Project	5.000%	7/1/12	600,000	638,094
Procter & Gamble Project	5.000%	7/1/13	800,000	876,056
Procter & Gamble Project	5.000%	7/1/14	650,000	725,563
Procter & Gamble Project	5.000%	7/1/15	875,000	991,664
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,140,810

See Notes to Financial Statements.

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	$5,000,000	$5,432,800
San Bernardino County, CA, Transportation Authority, Sales Tax Revenue	4.000%	5/1/12	7,000,000	7,312,830
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,652,381
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,261,400
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,903,920	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,865,708
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,713,197
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,581,840
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	5,000,000	5,583,850
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,751,814
William S. Hart, CA, Union High School District, GO:
BAN	4.000%	12/1/11	3,000,000	3,045,600
BAN	5.000%	12/1/11	7,000,000	7,180,320
Total California				152,947,960
Colorado — 2.0%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/8/12	3,250,000	3,505,287	(a)
Catholic Health Initiatives	5.000%	11/12/13	7,000,000	7,724,080	(a)
Catholic Health Initiatives	5.250%	11/12/13	1,750,000	1,943,917	(a)
Catholic Health Initiatives	5.250%	11/12/13	250,000	284,958	(a)(c)
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,682,700	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,922,700	(a)
Denver, CO, City & County, Excise Tax Revenue, AGM	5.000%	9/1/12	2,500,000	2,685,850
E-470 Public Highway Authority Revenue, CO, NATL	5.000%	9/1/11	1,000,000	1,027,970	(a)
Total Colorado				33,777,462
Connecticut — 0.7%
Connecticut State, HEFA Revenue:
Ascension Health Credit	3.500%	2/1/12	2,800,000	2,867,648	(a)
Yale University	4.000%	2/7/13	8,400,000	9,030,504	(a)
Total Connecticut				11,898,152
District of Columbia — 1.9%
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	23,222,198
District of Columbia Revenue, BAN	4.000%	12/1/12	7,500,000	7,841,175
Total District of Columbia				31,063,373
Florida — 8.4%
Citizens Property Insurance Corp., FL:
Senior Secured High Risk Notes	2.000%	4/21/11	12,500,000	12,572,000
Senior Secured High Risk Notes	5.000%	6/1/11	1,000,000	1,024,330
Senior Secured High Risk Notes	5.000%	6/1/12	10,000,000	10,505,100
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	26,224,500
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	23,381,159
Florida State Board of Education, Lottery Revenue, FGIC	5.500%	7/1/12	5,000,000	5,219,400
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	3,850,000	4,237,002
Florida Water Pollution Control Financing Corp. Revenue	3.000%	1/15/12	2,630,000	2,709,189

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	11

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
JEA, FL, Electric System Revenue	5.000%	10/1/14	$5,000,000	$5,586,850
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	2.000%	7/1/12	2,345,000	2,378,463
Assured Guaranty	2.000%	7/1/13	4,135,000	4,191,939
Assured Guaranty	3.000%	7/1/14	5,315,000	5,532,224
Assured Guaranty	3.000%	7/1/15	2,120,000	2,195,663
Miami-Dade County, FL, IDA, Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project	5.400%	8/1/11	1,000,000	1,027,450	(a)(b)
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition	4.000%	4/1/13	1,190,000	1,262,804
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,297,701
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,326,320
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	17,225,301
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/12	1,465,000	1,563,814
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,497,451
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,197,676
Volusia County, FL, School Board, Sales Tax Revenue, AGM	5.500%	10/1/12	5,465,000	5,803,775
Total Florida				138,960,111
Georgia — 0.8%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/11	2,500,000	2,574,275
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,544,657
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/11	2,500,000	2,535,075
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/12	2,300,000	2,436,275
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,523,158
Total Georgia				12,613,440
Illinois — 5.1%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,455,601
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,530,960	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,558,880
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,031,800	(a)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	12,000,000	12,180,120	(a)
Illinois State Sales Tax Revenue	5.000%	6/15/11	2,500,000	2,563,500
Illinois State, GO	5.000%	1/1/15	45,000,000	49,362,300	(d)
Total Illinois				84,683,161
Indiana — 1.8%
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,884,267	(a)
Indiana Health Facility Financing Authority Revenue, Ascencion Health	5.000%	7/28/16	4,000,000	4,558,680	(a)(e)
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.200%	6/1/13	1,000,000	1,078,940
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	3.250%	1/1/12	1,000,000	1,019,120
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,040,780
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,320,536
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,547,040	(a)
Total Indiana				30,449,363

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 0.8%
Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System	5.000%	8/15/12	$5,500,000	$5,858,710	(a)
Waterloo, IA, Community School District, School Infrastructure Sales & Services Tax Revenue, BAN	3.750%	5/1/12	7,500,000	7,602,975
Total Iowa				13,461,685
Kansas — 0.3%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,300,520	(a)
Kentucky — 0.4%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,282,517
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,423,238
Total Kentucky				6,705,755
Louisiana — 0.4%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,862,280
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,607,625
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	758,682
Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project	6.000%	10/1/11	2,500,000	2,595,575	(a)(b)
Total Louisiana				6,824,162
Massachusetts — 1.1%
Massachusetts State HEFA Revenue:
Amherst College	2.750%	1/5/12	2,350,000	2,404,450	(a)
Northeastern University	4.000%	10/1/12	1,000,000	1,057,820
Massachusetts State Port Authority Revenue	5.000%	7/1/12	2,250,000	2,377,148	(b)
Massachusetts State Port Authority Revenue	5.000%	7/1/13	2,500,000	2,700,125	(b)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,469,400	(b)
Massachusetts State Port Authority Revenue	5.000%	7/1/15	4,010,000	4,426,037	(b)
Total Massachusetts				18,434,980
Michigan — 3.7%
Michigan Finance Authority	2.000%	8/19/11	13,500,000	13,628,385
Michigan Finance Authority	4.750%	8/22/11	7,000,000	7,155,190
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/12	2,225,000	2,299,337
Facilities Program	3.000%	10/15/13	2,430,000	2,538,378
Facilities Program	4.000%	10/15/14	2,915,000	3,146,859
Facilities Program	4.000%	10/15/15	2,030,000	2,203,443
Michigan State Housing Development Authority	3.200%	12/1/11	4,500,000	4,540,905
Michigan State Housing Development Authority	3.500%	6/1/12	8,225,000	8,357,752
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	12,078,550	(a)
Michigan State Trunk Line, FGIC	5.000%	11/1/11	2,260,000	2,357,745
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,052,070
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,239,965
Total Michigan				61,598,579
Minnesota — 0.7%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,699,259
Essentia Health Care	5.000%	2/15/15	1,340,000	1,489,624

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	13

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — continued
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	$6,000,000	$6,472,800
Total Minnesota				11,661,683
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	538,040
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	743,897	(a)(b)
Total Missouri				1,281,937
Nevada — 0.4%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,554,700
Clark County, NV, Airport Revenue	5.000%	7/1/12	4,500,000	4,772,655
Total Nevada				6,327,355
New Jersey — 4.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	5,250,000	5,335,995	(a)
New Jersey EDA Revenue:
EL Dorado	0.800%	1/3/11	6,400,000	6,442,048	(a)
School Facilities Construction	5.000%	12/15/13	2,000,000	2,220,740
School Facilities Construction	5.000%	12/15/14	2,000,000	2,255,360
New Jersey EDA, Exempt Facilities Revenue, Public Service Electric & Gas Project	1.200%	12/1/11	10,000,000	10,002,100	(a)(b)
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,555,966
Catholic Health East	5.000%	11/15/14	4,710,000	5,225,933
New Jersey State EFA Revenue, University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,730,750
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	5,119,490
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,967,730
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	2.550%	11/1/12	14,085,000	14,087,676
New Jersey State Transportation Trust Fund Authority, Transportation Systems	5.000%	6/15/11	2,500,000	2,572,950	(f)
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,589,850
Total New Jersey				72,106,588
New Mexico — 0.5%
Albuquerque, NM, Airport Revenue	5.000%	7/1/12	1,665,000	1,761,071
Farmington, NM, PCR, Arizona Public Service Co.	2.875%	10/10/13	4,000,000	4,000,520	(a)(b)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	5.000%	8/1/12	2,000,000	2,109,720
Total New Mexico				7,871,311
New York — 10.7%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,725,350
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,739,962
MTA, NY, Revenue	5.000%	11/15/13	5,000,000	5,512,300	(a)
New York City, NY, HDC, MFH Revenue	3.000%	11/1/12	6,000,000	6,066,300
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,500,640

See Notes to Financial Statements.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	$4,000,000	$4,502,440
Future Tax Secured	5.000%	11/1/14	20,935,000	24,063,945
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,711,714	(f)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,345,750
New York City, NY, Trust for Cultural Resources Revenue:
Juilliard School	2.750%	7/1/12	3,550,000	3,653,270	(a)
Juilliard School	2.100%	7/1/15	4,000,000	4,089,440	(a)
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,044,640	(a)
New York State Thruway Authority General Revenue, BAN	4.000%	7/15/11	15,000,000	15,382,350
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	37,987,950
New York, NY, GO	5.000%	9/1/12	2,500,000	2,699,150
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	27,500,000	29,352,125	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	22,679,200	(a)
Total New York				178,056,526
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	3,000,000	3,085,800	(a)(b)
Ohio — 5.1%
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,901,273	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,270,700	(a)
FirstEnergy Generation Corp.	5.250%	3/1/11	4,000,000	4,052,760	(a)
Pollution Control, FirstEnergy Generation Corp.	4.750%	8/1/12	14,000,000	14,497,420	(a)
Pollution Control, FirstEnergy Generation Corp.	2.250%	6/3/13	46,000,000	46,103,040	(a)
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,410,850
Ohio State University, General Receipts	5.000%	12/1/14	7,000,000	8,058,470
Total Ohio				84,294,513
Oregon — 1.0%
Clackamas County, OR, Hospital Facility Authority Revenue:
Legacy Health System	5.000%	7/15/12	7,000,000	7,338,240	(a)
Legacy Health System	5.000%	7/15/14	5,000,000	5,481,650	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,268,340
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,074,520
Legacy Health System	5.000%	3/15/14	750,000	817,260
Total Oregon				16,980,010
Pennsylvania — 5.8%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,417,458
Beaver County, PA, IDA, PCR, FirstEnergy Nuclear Generation Corp.	3.000%	4/2/12	5,000,000	5,108,050	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,159,940
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,939,376

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	15

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
Exelon Generation Co. LLC	5.000%	6/1/12	$2,000,000	$2,106,140	(a)
PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	25,339,637	(a)
Shippingport Project	1.500%	6/1/11	2,000,000	2,003,320	(a)(b)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	11,055,100
Philadelphia, PA, GO, TRAN	2.000%	6/30/11	10,000,000	10,095,700
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	11,061,000
Pittsburgh, PA, Water & Sewer Authority System Revenue, Assured Guaranty	2.625%	9/1/12	4,750,000	4,796,978	(a)
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,407,954
Catholic Health East	4.000%	11/15/14	4,330,000	4,669,169
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	3,128,972	(a)
Total Pennsylvania				97,288,794
South Carolina — 0.4%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,223,140
York County, SC, PCR, North Carolina Electric Membership Corp., SPA-National Rural Utilities Cooperative Finance Corp.	0.875%	9/15/24	5,000,000	5,000,000	(g)
Total South Carolina				7,223,140
Tennessee — 2.4%
Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	7/1/12	4,250,000	4,297,005
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	29,356,000
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,379,860
Total Tennessee				40,032,865
Texas — 5.1%
Brazos River, TX, Harbor Navigation District Brazoria County Environmental, Dow Chemical Co.	5.500%	6/15/11	5,000,000	5,116,250	(a)
Brazos River, TX, Harbor Navigation District Brazoria County Revenue, Dow Chemical Co.	5.250%	10/1/11	5,000,000	5,040,600
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,119,000
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/13	3,000,000	3,242,640
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,440,760
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,825,185
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,828,675
Dallas-Fort Worth, TX, International Airport Revenue, NATL	4.750%	11/1/13	1,250,000	1,253,350	(b)
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,000,000	25,281,250	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/12	5,000,000	5,334,300	(a)
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,506,350	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	552,680
Houston, TX, Utility System Revenue	5.000%	5/15/11	1,000,000	1,022,960	(a)
Lower Colorado, TX, River Authority Revenue	5.000%	5/15/14	10,000,000	11,218,400
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,067,510	(a)
Texas State, GO, Transport Commission — Mobility Fund	5.000%	4/1/11	2,500,000	2,548,550

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas Transportation Commission Centre, TX, Turnpike System Revenue	5.000%	2/15/11	$3,500,000	$3,534,195	(a)
Titus County, TX, Fresh Water Supply District, Southwestern Electric Power Co.	4.500%	7/1/11	1,000,000	1,020,250
Total Texas				84,952,905
U.S. Virgin Islands — 1.9%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/11	4,000,000	4,116,920
Senior Lien	5.000%	10/1/12	6,000,000	6,356,700
Senior Lien	5.000%	10/1/13	3,250,000	3,509,968
Senior Lien	5.000%	10/1/14	3,000,000	3,274,230
Subordinated Lien	5.000%	10/1/11	3,100,000	3,190,613
Subordinated Lien	5.000%	10/1/12	3,675,000	3,893,479
Subordinated Lien	5.000%	10/1/13	3,765,000	4,055,093
Subordinated Lien	5.000%	10/1/14	3,250,000	3,528,135
Total U.S. Virgin Islands				31,925,138
Utah — 2.3%
Utah State, GO	4.000%	7/1/13	35,000,000	38,107,650
Virginia — 1.3%
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	17,157,750
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,752,035	(a)
Total Virginia				20,909,785
Washington — 0.7%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,578,040	(b)
Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue, Waste Management Inc.	1.750%	9/1/11	2,955,000	2,955,709	(a)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,115,510
PeaceHealth	5.000%	11/1/14	1,550,000	1,758,925
Total Washington				12,408,184
Wisconsin — 0.6%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/12	1,000,000	1,063,690	(b)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	882,216	(b)
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,884,277
Luther Hospital	4.000%	11/15/13	1,075,000	1,151,422
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,244,437
Total Wisconsin				9,226,042
Wyoming — 0.1%
Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, NATL	5.000%	12/15/11	1,500,000	1,537,815
Total Investments before Short-Term Investments (Cost — $1,336,970,435)				1,370,305,472
Short-Term Investments — 16.7%
Alabama — 0.5%
Birmingham, AL, Medical Clinic Board, University of Alabama Health Services Foundation, LOC-SunTrust Bank	0.650%	9/1/15	7,635,000	7,635,000	(h)(i)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	17

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — 0.4%
California Health Facilities Finance Authority, Adventist Health System, LOC-Wells Fargo Bank N.A.	0.240%	9/1/25	$950,000	$950,000	(h)(i)
California Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.220%	12/1/16	4,800,000	4,800,000	(h)(i)
Irvine, CA, Improvement Bond Act 1915, Revenue, Limited Obligation Reassessment District 85-7, AGM, SPA-Dexia Credit Local	0.280%	9/2/32	1,000,000	1,000,000	(h)(i)
Total California				6,750,000
Colorado — 0.1%
Denver, CO, City & County, COP, SPA-JPMorgan Chase	0.270%	12/1/29	1,285,000	1,285,000	(h)(i)
Connecticut — 0.0%
Capital City EDA, SPA-Bank of America N.A.	0.350%	6/15/24	500,000	500,000	(h)(i)
Connecticut State HEFA Revenue, Yale-New Haven Hospital, LOC-JPMorgan Chase	0.240%	7/1/25	200,000	200,000	(h)(i)
Total Connecticut				700,000
District of Columbia — 0.7%
District of Columbia Revenue:
Hospital for Sick Children, LOC-SunTrust Bank	0.650%	1/1/35	6,325,000	6,325,000	(h)(i)
Thomas B. Fordham Foundation, LOC-SunTrust Bank	0.650%	10/1/37	6,300,000	6,300,000	(h)(i)
Total District of Columbia				12,625,000
Florida — 2.3%
Broward County, FL, EFA Revenue, Nova Southeastern University Inc., LOC-Bank of America N.A.	0.290%	4/1/24	8,115,000	8,115,000	(h)(i)
Collier County, FL, IDA, Health Care Facilities Revenue, NCH Healthcare Systems Inc., LOC-Fifth Third Bank	0.380%	11/1/22	3,725,000	3,725,000	(h)(i)
Jacksonville, FL, Economic Development Commission Hospital Revenue, Shands Jacksonville Medical Center Inc., LOC-Wells Fargo Bank N.A.	0.300%	2/1/29	1,100,000	1,100,000	(h)(i)
Lakeland, FL, Education Facilities Revenue, Florida Southern College Project, LOC-SunTrust Bank	0.620%	9/1/29	19,935,000	19,935,000	(h)(i)
Pembroke Pines, FL, Capital Improvement Revenue, Susan B. Anthony Center, LOC-SunTrust Bank	0.650%	10/1/38	3,040,000	3,040,000	(h)(i)
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Facilities, Bayfront Hospital, LOC-SunTrust Bank	0.360%	7/1/36	200,000	200,000	(h)(i)
Sarasota-Manatee Airport Authority, LOC-SunTrust Bank	0.360%	8/1/14	470,000	470,000	(h)(i)
UCF Health Facilities Corp., FL, Capital Improvement Revenue, UCF Health Sciences Campus, LOC-Fifth Third Bank	0.380%	7/1/37	2,090,000	2,090,000	(h)(i)
Total Florida				38,675,000
Georgia — 0.7%
Atlanta, GA, Urban Residential Finance Authority, MFH Revenue, Senior Housing, Big Bethel Village LP, LOC-SunTrust Bank	0.700%	10/1/34	7,965,000	7,965,000	(b)(h)(i)
Savannah, GA, EDA Revenue, Calvary Day School Project, LOC-SunTrust Bank	0.750%	11/1/26	3,100,000	3,100,000	(h)(i)
Total Georgia				11,065,000
Illinois — 0.6%
Elgin, IL, Educational Facilities Revenue, Harvest Christian Academy, LOC-Fifth Third Bank	0.380%	8/1/29	1,080,000	1,080,000	(h)(i)
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.250%	5/1/31	6,400,000	6,400,000	(h)(i)
Illinois Finance Authority Revenue, University of Chicago Medical Center, LOC-Bank of America N.A.	0.250%	8/1/43	2,300,000	2,300,000	(h)(i)
Total Illinois				9,780,000

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — 0.2%
Indiana State Development Finance Authority Revenue, Educational Facilities, Christel House Inc. Project, LOC-Fifth Third Bank	0.380%	2/1/23	$2,710,000	$2,710,000	(h)(i)
Louisiana — 0.5%
St. James Parish, LA, PCR, Texaco Inc. Project	0.230%	7/1/12	4,000,000	4,000,000	(h)(i)
St. Tammany Parish, LA, Development District Revenue, Rooms to Go St. Tammany LLC, LOC-SunTrust Bank	0.650%	7/1/38	4,900,000	4,900,000	(h)(i)
Total Louisiana				8,900,000
Maryland — 3.2%
Maryland State Health & Higher EFA Revenue:
Holton-Arms School, LOC-SunTrust Bank	0.650%	7/1/32	18,985,000	18,985,000	(h)(i)
John Hopkins University Stone Ridge School of the Sacred Heart, LOC-SunTrust Bank	0.650%	7/1/35	6,975,000	6,975,000	(h)(i)
Montgomery County, MD, EDA Bonds, Sandy Springs Friends School Facility, LOC-SunTrust Bank	0.650%	9/1/34	11,540,000	11,540,000	(h)(i)
Montgomery County, MD, Revenue, Sidwell Friends School, LOC-SunTrust Bank	0.650%	4/1/37	15,300,000	15,300,000	(h)(i)
Total Maryland				52,800,000
Massachusetts — 0.0%
Massachusetts State DFA Revenue, Boston University, LOC-Allied Irish Bank PLC	0.260%	10/1/42	100,000	100,000	(h)(i)
Minnesota — 0.1%
Robbinsdale, MN, Revenue, North Memorial Health Care, LOC-Wells Fargo Bank N.A.	0.270%	5/1/33	900,000	900,000	(h)(i)
Missouri — 0.3%
Missouri State HEFA, Educational Facilities Revenue, St. Louis University, LOC-Bank of America N.A.	0.270%	10/1/35	2,555,000	2,555,000	(h)(i)
Missouri State HEFA, Parkside Meadows Inc. Project, LOC-Fifth Third Bank	0.380%	11/1/27	1,885,500	1,885,500	(h)(i)
Total Missouri				4,440,500
New Jersey — 0.4%
New Jersey EDA, School Revenue:
Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.250%	9/1/31	5,700,000	5,700,000	(h)(i)
Facilities Construction, LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC	0.250%	9/1/31	600,000	600,000	(h)(i)
Total New Jersey				6,300,000
New York — 0.7%
New York City, NY, GO:
LIQ-Dexia Credit Local	0.310%	4/1/35	200,000	200,000	(h)(i)
SPA-Wells Fargo Bank N.A.	0.250%	4/1/32	4,100,000	4,100,000	(h)(i)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution, SPA-Fortis Bank S.A.	0.240%	6/15/36	2,100,000	2,100,000	(h)(i)
New York City, NY, TFA:
Future Tax Secured, Subordinated, SPA-Landesbank Hessen-Thuringen	0.250%	8/1/31	100,000	100,000	(h)(i)
SPA-Wachovia Bank N.A.	0.250%	11/1/22	5,600,000	5,600,000	(h)(i)
Syracuse, NY, Industrial Development Agency, Civic Facility Revenue, Syracuse University Project, LOC-JPMorgan Chase	0.250%	12/1/37	300,000	300,000	(h)(i)
Total New York				12,400,000
Ohio — 0.1%
Ohio State Air Quality Development Authority Revenue, Timken Co. Project, LOC-Fifth Third Bank	0.370%	11/1/25	2,135,000	2,135,000	(h)(i)
Summit County, OH, Port Authority Facilities Revenue, Summa Wellness Institute, LOC-Fifth Third Bank	0.460%	11/1/36	200,000	200,000	(h)(i)
Total Ohio				2,335,000

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	19

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oklahoma — 0.1%
Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase	0.270%	1/1/28	$1,500,000	$1,500,000	(h)(i)
Pennsylvania — 0.1%
Geisinger Authority, PA, Health System:
Geisinger Health System Foundation, SPA-Northern Trust Co.	0.250%	6/1/39	1,000,000	1,000,000	(h)(i)
Geisinger Health System Foundation, SPA-Wells Fargo Bank N.A.	0.250%	6/1/39	500,000	500,000	(h)(i)
Lancaster County, PA, Hospital Authority Revenue, Masonic Homes Project, LOC-JPMorgan Chase	0.300%	7/1/34	600,000	600,000	(h)(i)
Total Pennsylvania				2,100,000
Puerto Rico — 2.3%
Commonwealth of Puerto Rico, GO:
LOC-Wells Fargo Bank N.A.	0.220%	7/1/34	600,000	600,000	(h)(i)
Public Improvement, LOC-Wells Fargo Bank N.A.	0.240%	7/1/32	29,935,000	29,935,000	(h)(i)
Public Improvement, LOC-Wells Fargo Bank N.A.	0.240%	7/1/32	2,300,000	2,300,000	(h)(i)
Public Improvement, LOC-Wells Fargo Bank N.A.	0.240%	7/1/32	1,000,000	1,000,000	(h)(i)
Public Improvements, AGM, SPA-Dexia Bank	0.270%	7/1/24	100,000	100,000	(h)(i)
Public Improvements, AGM, SPA-Dexia Credit Local	0.270%	7/1/18	1,900,000	1,900,000	(h)(i)
Public Improvements, AGM, SPA-Dexia Credit Local	0.270%	7/1/18	600,000	600,000	(h)(i)
Commonwealth of Puerto Rico, GO, Public Improvement:
AGM, SPA-Dexia Credit Local	0.270%	7/1/28	300,000	300,000	(h)(i)
FSA, SPA-Dexia Credit Local	0.270%	7/1/27	900,000	900,000	(h)(i)
Total Puerto Rico				37,635,000
South Carolina — 2.0%
York County, SC, PCR:
North Carolina Electric Membership Corp., SPA-National Rural Utilities Cooperative Finance Corp.	0.875%	9/15/24	22,850,000	22,850,000	(g)
North Carolina Electric Membership Corp., SPA-National Rural Utilities Cooperative Finance Corp.	0.875%	9/15/24	11,000,000	11,000,000	(g)
Total South Carolina				33,850,000
Texas — 0.3%
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Baylor College of Medicine, AMBAC, LOC-Wells Fargo Bank N.A.	0.300%	11/15/47	5,800,000	5,800,000	(h)(i)
Virginia — 1.1%
Roanoke, VA, IDA, Hospital Revenue:
Carilion Health Systems, AGM, SPA-Wells Fargo Bank N.A.	0.300%	7/1/36	13,000,000	13,000,000	(h)(i)
Carilion Health Systems, AGM, SPA-Wells Fargo Bank N.A.	0.300%	7/1/36	4,000,000	4,000,000	(h)(i)
Virginia College Building Authority, VA, Various Shenandoah University Projects, LOC-Branch Banking & Trust	0.200%	11/1/36	900,000	900,000	(h)(i)
Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wells Fargo Bank N.A.	0.300%	2/1/26	100,000	100,000	(h)(i)
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.300%	7/1/42	300,000	300,000	(h)(i)
Total Virginia				18,300,000
Total Short-Term Investments (Cost — $278,585,500)				278,585,500
Total Investments — 99.1% (Cost — $1,615,555,935#)				1,648,890,972
Other Assets in Excess of Liabilities — 0.9%				15,217,243
Total Net Assets — 100.0%				$1,664,108,215

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund

(a)	Maturity date shown represents the mandatory tender date.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Security is purchased on a when-issued basis.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FSA	— Financial Security Assurance — Insured Bonds
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Note

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	21

Legg Mason Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry*
Special tax obligation	12.7%
Transportation	12.1
Industrial revenue	11.5
Health care	9.2
Power	7.0
Education	6.8
State general obligation	6.1
Other	3.9
Solid waste/resource recovery	3.9
Water & sewer	2.7
Local general obligation	2.6
Housing	2.0
Leasing	1.9
Pre-refunded/escrowed to maturity	0.7
Short-term investments	16.9
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2010 and are subject to change.

Ratings Table† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	11.3%
AA/Aa	30.4
A	25.0
BBB/Baa	10.8
A-1/SP-1/VMIG1	22.5
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 22 through 25 for definitions of ratings.

See Notes to Financial Statements.

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of on obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	23

B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Short-term security ratings (unaudited) (cont’d)

this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	25

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $1,615,555,935)	$1,648,890,972
Cash	26,897
Interest receivable	17,425,674
Receivable for Fund shares sold	9,384,515
Receivable for securities sold	3,016,500
Prepaid expenses	92,346
Total Assets	1,678,836,904

Liabilities:
Payable for Fund shares repurchased	8,487,370
Payable for securities purchased	4,554,560
Investment management fee payable	629,802
Distribution fees payable	539,856
Distributions payable	196,095
Payable to broker — variation margin on open futures contracts	136,719
Trustees’ fees payable	1,928
Accrued expenses	182,359
Total Liabilities	14,728,689
Total Net Assets	$1,664,108,215

Net Assets:
Par value (Note 7)	$3,225
Paid-in capital in excess of par value	1,639,000,693
Undistributed net investment income	13,402
Accumulated net realized loss on investments and futures contracts	(7,609,704)
Net unrealized appreciation on investments and futures contracts	32,700,599
Total Net Assets	$1,664,108,215

Shares Outstanding:
Class A	68,378,666
Class C	227,515,598
Class I	26,605,440

Net Asset Value:
Class A (and redemption price)	$5.16
Class C*	$5.16
Class I (and redemption price)	$5.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	27

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Interest	$33,075,341

Expenses:
Investment management fee (Note 2)	6,347,924
Distribution fees (Notes 2 and 5)	5,538,055
Transfer agent fees (Note 5)	409,352
Registration fees	224,731
Legal fees	110,265
Shareholder reports	51,610
Audit and tax	27,731
Trustees’ fees	24,246
Insurance	19,724
Custody fees	9,039
Miscellaneous expenses	8,013
Total Expenses	12,770,690
Net Investment Income	20,304,651

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	200,845
Futures contracts	(3,557,282)
Net Realized Loss	(3,356,437)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	24,219,440
Futures contracts	(634,438)
Change in Net Unrealized Appreciation (Depreciation)	23,585,002
Net Gain on Investments and Futures Contracts	20,228,565
Proceeds from Settlement of a Regulatory Matter (Note 9)	7,223
Increase in Net Assets from Operations	$40,540,439

See Notes to Financial Statements.

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2010	2009

Operations:
Net investment income	$20,304,651	$7,146,828
Net realized gain (loss)	(3,356,437)	34,754
Change in net unrealized appreciation (depreciation)	23,585,002	9,328,364
Proceeds from settlement of a regulatory matter (Note 9)	7,223	—
Increase in Net Assets From Operations	40,540,439	16,509,946

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,312,332)	(7,154,698)
Decrease in Net Assets From Distributions to Shareholders	(20,312,332)	(7,154,698)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,437,671,560	1,305,712,422
Reinvestment of distributions	18,898,141	6,444,835
Cost of shares repurchased	(888,766,783)	(306,721,145)
Increase in Net Assets From Fund Share Transactions	567,802,918	1,005,436,112
Increase in Net Assets	588,031,025	1,014,791,360

Net Assets:
Beginning of year	1,076,077,190	61,285,830
End of year*	$1,664,108,215	$1,076,077,190
* Includes undistributed net investment income of:	$13,402	$13,860

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.08	$4.90	$4.91	$4.92	$4.89

Income (loss) from operations:
Net investment income	0.09	0.11	0.15	0.16	0.14
Net realized and unrealized gain (loss)	0.08	0.19	(0.01)	(0.01)	0.03
Total income from operations	0.17	0.30	0.14	0.15	0.17

Less distributions from:
Net investment income	(0.09)	(0.12)	(0.15)	(0.16)	(0.14)
Total distributions	(0.09)	(0.12)	(0.15)	(0.16)	(0.14)

Net asset value, end of year	$5.16	$5.08	$4.90	$4.91	$4.92
Total return[2]	3.31%	6.21%	2.91%	3.05%	3.43%

Net assets, end of year (000s)	$352,911	$241,364	$35,323	$16,255	$46,783

Ratios to average net assets:
Gross expenses	0.66%	0.66%	1.08%	1.13%[3]	0.87%
Net expenses[4,5]	0.66	0.66	0.75 [6]	0.75 [3,6]	0.75 [6]
Net investment income	1.69	2.16	3.07	3.19	2.74

Portfolio turnover rate	15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.08	$4.90	$4.91	$4.92	$4.89

Income (loss) from operations:
Net investment income	0.07	0.08	0.13	0.14	0.12
Net realized and unrealized gain (loss)	0.08	0.20	(0.01)	(0.01)	0.03
Total income from operations	0.15	0.28	0.12	0.13	0.15

Less distributions from:
Net investment income	(0.07)	(0.10)	(0.13)	(0.14)	(0.12)
Total distributions	(0.07)	(0.10)	(0.13)	(0.14)	(0.12)

Net asset value, end of year	$5.16	$5.08	$4.90	$4.91	$4.92
Total return[2]	2.94%	5.81%	2.54%	2.69%	3.07%

Net assets, end of year (000s)	$1,173,874	$785,921	$21,507	$11,813	$15,421

Ratios to average net assets:
Gross expenses	1.01%	0.99%	1.68%	1.73%[3]	1.41%
Net expenses[4,5]	1.01	0.99	1.10 [6]	1.10 [3,6]	1.09 [6]
Net investment income	1.33	1.60	2.71	2.85	2.39

Portfolio turnover rate	15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 5.08	$ 4.91	$ 4.92	$4.92	$ 4.89

Income (loss) from operations:
Net investment income	0.09	0.11	0.16	0.17	0.14
Net realized and unrealized gain (loss)	0.08	0.19	(0.01)	(0.01)	0.03
Total income from operations	0.17	0.30	0.15	0.16	0.17

Less distributions from:
Net investment income	(0.09)	(0.13)	(0.16)	(0.16)	(0.14)
Total distributions	(0.09)	(0.13)	(0.16)	(0.16)	(0.14)

Net asset value, end of year	$5.16	$5.08	$4.91	$4.92	$4.92
Total return[2]	3.47%	6.13%	3.06%	3.41%	3.58%

Net assets, end of year (000s)	$137,323	$48,792	$4,456	$875	$1,056

Ratios to average net assets:
Gross expenses	0.51%	0.52%	0.78%	0.91%[3]	0.68%
Net expenses[4,5]	0.51	0.52	0.60 [6]	0.60 [3,6]	0.60 [6]
Net investment income	1.84	2.14	3.18	3.36	2.93

Portfolio turnover rate	15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90 % and 0.60%, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,370,305,472	—	$1,370,305,472
Short-term investments†	—	278,585,500	—	278,585,500
Total investments	—	$1,648,890,972	—	$1,648,890,972
Other financial instruments:
Futures contracts	$(634,438)	—	—	$(634,438)
Total	$(634,438)	$1,648,890,972	—	$1,648,256,534

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	33

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

34	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $31,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were $83,000 for Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$665,906,329
Sales	171,123,300

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,545,147
Gross unrealized depreciation	(210,110)
Net unrealized appreciation	$33,335,037

At October 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	500	12/10	$60,154,625	$60,789,063	$(634,438)

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	35

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2010.

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$634,438

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Futures Contracts Risk
Futures contracts	$(3,557,282)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Futures Contracts Risk
Futures contracts	$(634,438)

During the year ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$32,085,637

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution and service plan and under that plan the Fund pays a monthly fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$472,312	$73,770
Class C	5,065,743	317,947
Class I	—	17,635
Total	$5,538,055	$409,352

36	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Investment Income:
Class A	$5,322,884	$2,645,526
Class C	13,470,598	4,182,709
Class I	1,518,850	326,463
Total	$20,312,332	$7,154,698

7. Shares of beneficial interest

At October 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	59,328,536	$304,458,824	58,562,259	$294,780,831
Shares issued on reinvestment	952,303	4,894,787	463,969	2,336,552
Shares repurchased	(39,422,765)	(202,472,964)	(18,713,422)	(94,573,661)
Net increase	20,858,074	$106,880,647	40,312,806	$202,543,722

Class C
Shares sold	193,082,304	$991,377,348	189,352,639	$956,314,542
Shares issued on reinvestment	2,494,374	12,813,624	753,137	3,807,179
Shares repurchased	(122,837,964)	(630,739,718)	(39,718,456)	(201,278,112)
Net increase	72,738,714	$373,451,254	150,387,320	$758,843,609

Class I
Shares sold	27,569,367	$141,835,388	10,797,757	$54,617,049
Shares issued on reinvestment	231,344	1,189,730	59,602	301,104
Shares repurchased	(10,801,024)	(55,554,101)	(2,159,912)	(10,869,372)
Net increase	16,999,687	$87,471,017	8,697,447	$44,048,781

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class I
Daily 11/30/2010	$0.007164	$0.005631	$0.007797

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2010	2009

Distributions Paid From:
Tax-exempt income	$20,311,494	$7,154,698
Ordinary income	838	—
Total distributions paid	$20,312,332	$7,154,698

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	37

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$62,560
Capital loss carryforward*	(8,244,142)
Other book/tax temporary differences(a)	585,280
Unrealized appreciation (depreciation)	32,700,599
Total accumulated earnings (losses) — net	$25,104,297

*	As of October 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2012	$(2,710,064)
10/31/2014	(489,111)
10/31/2015	(943,924)
10/31/2016	(110,168)
10/31/2018	(3,990,875)
$(8,244,142)

These amounts will be available to offset any future taxable capital gains:

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

38	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $2,567, $4,641 and $15 for Classes A, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report	39

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

40	Legg Mason Western Asset Short Duration Municipal Income Fund 2010 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Short Duration Municipal Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Short Duration Municipal Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 14, 2010

Legg Mason Western Asset Short Duration Municipal Income Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

42	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Short Duration Municipal Income Fund	43

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

44	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Legg Mason Western Asset Short Duration Municipal Income Fund	45

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

46	Legg Mason Western Asset Short Duration Municipal Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Short Duration Municipal Income Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Record date:	Daily	Daily	Daily	Daily
Payable date:	November 2009 through April 2010	5/28/2010	June 2010 through September 2010	10/29/2010

Class A
Tax-exempt interest	100.00%	99.96%	100.00%	99.99%
Ordinary income	—	0.04%*	—	0.01	%*

Class C
Tax-exempt interest	100.00%	99.97%	100.00%	99.99%
Ordinary income	—	0.03%*	—	0.01	%*

Class I
Tax-exempt interest	100.00%	100.00%	100.00%	99.99%
Ordinary income	—	—	—	0.01	%*

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 12/10 SR10-1255

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,300 in 2009 and $54,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,050 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	December 21, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	December 21, 2010